Exhibit 10.3

ASSIGNMENT OF LANDLORD’S INTEREST IN LEASES

THIS ASSIGNMENT OF LANDLORD’S INTEREST IN LEASES (“Assignment”) is executed and entered into by and between 250 Williams Street LLC, a Georgia limited liability company (“Assignor”), and DCII-250 Williams Street NW, LLC, a Delaware limited liability company (“Assignee”).
WITNESSETH:
WHEREAS, Assignor is the owner or ground lessee of certain real property and improvements situated in Fulton County, Georgia, and described more particularly on Exhibit A‑1 and Exhibit A-2 attached hereto (“Property”); and
WHEREAS, simultaneously with the execution and delivery hereof Assignor is executing and delivering to Assignee certain instruments granting and conveying Assignor’s interest in and to the Property to Assignee; and
WHEREAS, Assignor, or Assignor’s predecessors in title, have heretofore entered into various tenant leases encumbering the Property, including, without limitation, the tenant leases described in Exhibit B attached hereto and by this reference made a part hereof (“Tenant Leases”); and
WHEREAS, Assignor desires to assign and transfer to Assignee all of the rights and benefits of Assignor in and to the Tenant Leases upon the terms hereinafter set forth.
NOW, THEREFORE, for and in consideration of the sum of TEN DOLLARS ($10) and other good and valuable consideration in hand paid by Assignee to Assignor, the receipt and sufficiency of which are hereby acknowledged, Assignor does hereby ASSIGN, TRANSFER, SET OVER, CONVEY and DELIVER unto Assignee, its legal representatives, successors and assigns, all of the rights, powers, privileges and interests of Assignor in and to any and all the Tenant Leases.
By acceptance hereof Assignee assumes and shall become obligated to keep, fulfill, observe, perform and discharge each and every covenant, duty, debt and obligation that may accrue and become performable, due or owing after the effective date hereof by Assignor under the terms, provisions and conditions of the Tenant Leases.
This Assignment is binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, legal representatives, successors and assigns.

EXECUTED the ___ day of ________, 2017.
ASSIGNOR:
250 Williams Street LLC,
a Georgia limited liability company

By: /s/ M. Colin Connolly
Name: M. Colin Connolly
Title: Executive Vice President

ASSIGNEE:
DCII–250 WILLIAMS STREET NW, LLC,
a Delaware limited liability company

By:     Carter Validus Operating Partnership II, LP, a Delaware limited partnership, its Sole Member

By:      Carter Validus Mission Critical   REIT II, Inc., a Maryland  corporation, its General Partner

By: /s/ Lisa Collado
Name: Lisa Collado
Its: Authorized Agent

[Signature Page Assignment of Landlord’s Interest in Leases]

EXHIBIT A-1
LEGAL DESCRIPTION OF THE LAND
(FEE PROPERTY)

All that tract or parcel of land lying and being in Land Lot 78 of the 14th District of Fulton County, Georgia and being more particularly described as follows:

Beginning at the point of intersection of the northern right-of-way line of Harris Street (having a 60-foot right-of-way) with the western right-of-way line of Williams Street (having a 60-foot right-of-way), and running thence North 89 degrees 49 minutes 42 seconds West, along said right-of-way line of Harris Street, a distance of 387.30 feet to the point of intersection of said right-of-way line of Harris Street with the eastern right-of-way line of Centennial Olympic Park Drive f/k/a Techwood Drive (having a 60-foot right-of-way); thence North 00 degrees 44 minutes 41 seconds East, along said right-of-way line of Centennial Olympic Park Drive f/k/a Techwood Drive, a distance of 407.09 feet to the point of intersection of right-of-way line of Centennial Olympic Park Drive f/k/a Techwood Drive with the southern right-of-way line of Baker Street (having a 60-foot right-of-way); thence South 89 degrees 31 minutes 45 seconds East, along said right-of-way line of Baker Street, a distance of 385.21 feet to the point of intersection of said right-of-way line of Baker Street with said right-of-way line of Williams Street; thence South 00 degrees 27 minutes 07 seconds West, along said right-of-way line of Williams Street, a distance of 145.22 feet to a point on said right-of-way line of Williams Street; thence leaving said right-of-way line of Williams Street, and running North 89 degrees 31 minutes 49 seconds West a distance of 115.00 feet to a point; thence South 00 degrees 28 minutes 11 seconds West a distance of 31.34 feet to a point; thence North 89 degrees 31 minutes 49 seconds West a distance of 9.94 feet to a point; thence South 00 degrees 34 minutes 51 seconds West a distance of 33.42 feet to a point; thence South 89 degrees 01 minute 59 seconds East a distance of 125.03 feet to a point on sad right-of-way line of Williams Street; thence South 00 degrees 27 minutes 07 seconds West, along said right-of-way line of Williams Street, a distance of 194.00 feet to the Point of Beginning.

The above-described property is shown as 3.42050 acres on and is described according to plat of survey prepared for JPMorgan Chase Bank, N.A., its successors and assigns, J.P. Morgan Mortgage Capital Inc., 250 Williams Street LLC and Piedmont Title Insurance Agency, Inc. as agent for First American Title Insurance Company, by V.T. Hammond, Georgia Registered Land Surveyor No. 2554, Watts & Browning Engineers, Inc., dated June 15, 1998, last revised August 20, 2007, which said plat of survey is incorporated herein by this reference and made a part of this description.

EASEMENTS AND OTHER INTERESTS IN REAL PROPERTY CONTAINED IN THAT CERTAIN BRIDGE AGREEMENT BETWEEN THE CITY OF ATLANTA, THE ATLANTA APPAREL MART AND INFORUM, LTD., DATED AUGUST 31, 1987, RECORDED IN DEED BOOK 11051. PAGE 100, AFORESAID RECORDS; AS RERECORDED IN DEED BOOK 11128, PAGE 89. AFORESAID RECORDS; AGREEMENT BETWEEN THE ATLANTA APPAREL MART AND INFORUM ASSOCIATES, DATED OCTOBER 20, 1987, RECORDED IN DEED BOOK 11131, PAGE 319. AFORESAID RECORDS; AS MODIFIED BY AGREEMENT RE MODIFICATION OF BRIDGE AGREEMENT BETWEEN AMC. INC. AND EQUITABLE LIFE ASSURANCE OF THE UNITED STATES, DATED APRIL 22, 1999, RECORDED IN DEED BOOK 26975, PAGE 81, AFORESAID RECORDS.

EXHIBIT A-2
LEGAL DESCRIPTION OF THE PROPERTY
(LEASEHOLD ESTATE)

ALL THAT TRACT OR PARCEL OF LAND LYING AND BEING IN LAND LOT 78 OF THE 14TH DISTRICT OF FULTON COUNTY, GEORGIA, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS: BEGINNING AT A POINT LOCATED ON THE WESTERN RIGHT-OF-WAY LINE OF WILLIAMS STREET (HAVING A 60-FOOT RIGHT-OF-WAY), SAID POINT BEING LOCATED NORTH 00 DEGREES 27 MINUTES 07 SECONDS EAST A DISTANCE OF 194.00 FEET, AS MEASURED ALONG SAID RIGHT-OF-WAY OF WILLIAMS STREET, FROM THE POINT OF INTERSECTION OF SAID RIGHT-OF-WAY LINE OF WILLIAMS STREET WITH THE NORTHERN RIGHT-OF-WAY LINE OF HARRIS STREET (HAVING A 60-FOOT RIGHT-OF- WAY); AND RUNNING THENCE NORTH 89 DEGREES 01 MINUTE 59 SECONDS WEST A DISTANCE OF 125.03 FEET TO A POINT; THENCE NORTH 00 DEGREES 34 MINUTES 51 SECONDS EAST A DISTANCE OF 33.42 FEET TO A POINT; THENCE SOUTH 89 DEGREES 31 MINUTES 49 SECONDS EAST A DISTANCE OF 9.94 FEET TO A POINT; THENCE NORTH 00 DEGREES 28 MINUTES 11 SECONDS EAST A DISTANCE OF 31.34 FEET TO A POINT; THENCE SOUTH 89 DEGREES 31 MINUTES 49 SECONDS EAST A DISTANCE OF 115.00 FEET TO A POINT ON SAID RIGHT-OF-WAY LINE OF WILLIAMS STREET; THENCE SOUTH 00 DEGREES 27 MINUTES 07 SECONDS WEST, ALONG SAID RIGHT-OF-WAY LINE OF WILLIAMS STREET, A DISTANCE OF 65.84 FEET TO THE POINT OF BEGINNING.

EXHIBIT B
SCHEDULE OF TENANT LEASES

American Cancer Society

•	Lease Agreement dated as of August 1, 2006 by and between Cousins Properties Inc. and American Cancer Society, Inc.

•	First Amendment to Lease Agreement dated as of February 7, 2007 by and between Cousins Properties Inc., a Georgia corporation and American Cancer Society, Inc., a New York not-for-profit corporation.

•	Second Amendment to Lease Agreement dated as of June 6, 2007 by and between Cousins Properties Inc., a Georgia corporation and American Cancer Society, Inc., a New York not-for-profit corporation.

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Third Amendment to Lease Agreement dated as of October 8, 2007 by and between 250 Williams Street LLC, a Georgia limited liability company and American Cancer Society, Inc., a New York not-for-profit corporation.

•	Fourth Amendment to Lease Agreement dated as of December 1, 2007 by and between 250 Williams Street, LLC and American Cancer Society, Inc.

•	Fifth Amendment to Lease Agreement dated as of June 15, 2010 by and between 250 Williams Street, LLC and American Cancer Society, Inc.

•	Sixth Amendment to Lease Agreement dated as of March 8, 2012 by and between 250 Williams Street, LLC and American Cancer Society, Inc.

•
Seventh Amendment to Lease Agreement dated as of November 30, 2012 by and between 250 Williams Street LLC, a Georgia limited liability company and American Cancer Society, Inc., a New York corporation.

•	Eighth Amendment to Lease Agreement dated as of October 26, 2015 by and between 250 Williams Street, LLC, a Georgia limited liability company and American Cancer Society, Inc., a New York Corporation.

•	Ninth Amendment to Lease Agreement dated as of July 12, 2016 by and between 250 Williams Street, LLC, a Georgia limited liability company and American Cancer Society, Inc., a New York Corporation.

CenturyLink fka Savvis fka Cable and Wireless

•	Lease agreement dated as of July 16, 1999 by and between Cousins Properties Incorporated and Cable & Wireless USA, Inc., a District of Columbia corporation

•	First Amendment to lease dated as of April 5, 2001 by and between Cousins Properties Incorporated, a Georgia corporation and Cable & Wireless USA, Inc., a District of Columbia corporation

•	Second Amendment to lease dated as of October 1, 2004 by and between Cousins Properties Incorporated, a Georgia corporation and SAVVIS, Inc., a Missouri corporation

•
Third Amendment to lease dated as of May 5, 2014 by and between 250 Williams Street, LLC, a Georgia corporation and SAVVIS Communications Corporation, a Missouri corporation d/b/a CenturyLink Technology Solutions

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Fourth Amendment to lease dated as of May 5, 2014 by and between 250 Williams Street, LLC, a Georgia corporation and SAVVIS Communications Corporation, a Missouri corporation d/b/a CenturyLink Technology Solutions

Georgia Lottery Corporation

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Lease Agreement dated as of April 15, 1993 by and between Inforum Associates, a Georgia general partnership, and Georgia Lottery Corporation, a body politic and an instrumentality of the State of Georgia.

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First Amendment to Lease Agreement dated as of July 1, 1993 by and between Inforum Associates, a Georgia general partnership and Georgia Lottery Corporation, a body politic and an instrumentality of the State of Georgia.

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Second Amendment to Lease Agreement dated as of February 26, 2002 by and between Cousins Properties Inc, a Georgia corporation and Georgia Lottery Corporation, a body politic and an instrumentality of the State of Georgia.

•	Third Amendment to Lease Agreement dated as of July 1, 2008 by and between 250 Williams St LLC, and Georgia Lottery Corporation, a body politic and an instrumentality of the State of Georgia.

•	Fourth Amendment to Lease Agreement dated as of September 18, 2008 by and between 250 Williams St LLC, and Georgia Lottery Corporation, a body politic and an instrumentality of the State of Georgia.

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Fifth Amendment to Lease Agreement dated as of September 3, 2013 by and between 250 Williams Street LLC, a Georgia limited liability company and Georgia Lottery Corporation, a body corporate and politic and an instrumentality of the State of Georgia.

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Sixth Amendment to Lease Agreement dated as of April 3, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company and Georgia Lottery Corporation, a body corporate and politic and an instrumentality of the State of Georgia.

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Seventh Amendment to Lease Agreement dated as of August 21, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company and Georgia Lottery Corporation, a body corporate and politic and an instrumentality of the State of Georgia.

•	Eighth Amendment to Lease Agreement dated as of October 15, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company and Georgia Lottery Corporation.

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Sublease dated as of October 13, 1993 by and between Georgia Lottery Corporation, a body corporate and politic and an instrumentality of the State of Georgia and GTECH Corporation, a corporation organized under the laws of the State of Delaware.

•	First Sublease Modification and Renewal Agreement dated as of June 30, 2003 by and between Georgia Lottery Corporation, a public corporation and an instrumentality of the

State of Georgia and GTECH Corporation, a corporation organized under the laws of the State of Delaware.

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Second Sublease Modification and Renewal Agreement dated as of June 3, 2015 by and between Georgia Lottery Corporation, a public corporation and an instrumentality of the State of Georgia and GTECH Corporation, a corporation organized under the laws of the State of Delaware.

Inteliquent Inc fka Neutral Tandem

•	Lease Agreement dated as of March 31, 2005 by and between Cousins Properties Inc, and Neutral Tandem, Inc.

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First Amendment to Lease Agreement dated as of August 4, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company and Inteliquent Inc, a Delaware corporation formerly known as Neutral Tandem, Inc.

Internap Network Services

•	Lease Agreement dated as of January 10, 2000 by and between Cousins Properties Inc, a Georgia Corporation, and CO Space Properties, LLC, a Delaware limited liability company.

•	First Amendment to Lease Agreement dated as of May 5, 2000 by and between Cousins Properties Inc, a Georgia corporation and CO Space Properties, LLC, a Delaware limited liability company.

•	Second Amendment to Lease Agreement dated as of October 31, 2002 by and between Cousins Properties Inc, a Georgia corporation and CO Space Properties, LLC, a Delaware limited liability company.

•	Third Amendment to Lease Agreement dated as of June 18, 2004 by and between Cousins Properties Inc, a Georgia corporation and CO Space Properties, LLC, a Delaware limited liability company.

•	Fourth Amendment to Lease Agreement dated as of October 1, 2004 by and between Cousins Properties Inc, a Georgia corporation and CO Space Properties, LLC, a Delaware limited liability company.

•	Fifth Amendment to Lease Agreement dated as of March 28, 2005 by and between Cousins Properties Inc, a Georgia corporation and CO Space Properties, LLC, a Delaware limited liability company.

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Sixth Amendment to Lease Agreement dated as of June 13, 2008 by and between 250 Williams St LLC, a Georgia limited liability company and CO and CO Space Properties, LLC, a Delaware limited liability company.

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Seventh Amendment to Lease Agreement dated as of November 10, 2008 by and between 250 Williams St LLC, a Georgia limited liability company and CO and CO Space Properties, LLC, a Delaware limited liability company.

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Eighth Amendment to Lease Agreement dated as of February 26, 2009 by and between 250 Williams St LLC, a Georgia limited liability company and CO and CO Space Properties, LLC, a Delaware limited liability company.

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Ninth Amendment to Lease Agreement dated as of October 29, 2012 by and between 250 Williams St LLC, a Georgia limited liability company and CO Space Properties, LLC, a Delaware limited liability company.

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Tenth Amendment to Lease Agreement dated as of October 6, 2014 by and between 250 Williams St LLC, a Georgia limited liability company and Internap Network Services Corporation, a Delaware corporation.

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Eleventh Amendment to Lease Agreement dated as of October 26, 2015 by and between 250 Williams St LLC, a Georgia limited liability company and Internap Network Services Corporation, a Delaware corporation.

•	Twelfth Amendment to Lease Agreement dated as of July 5, 2016 by and between 250 Williams St LLC, a Georgia limited liability company and Internap Network Services Corporation, a Delaware corporation.

Island News Stand

•	Lease Agreement dated as of September 10, 1992 by and between Inforum Associates, a Georgia general partnership and Peachtree New Stand, Inc., a Georgia corporation.

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The assignment of lease and amendment to lease dated as of April 16, 1993 by and between Inforum Associates, a Georgia general partnership, Peachtree News Stand, Inc., a Georgia corporation and Island News Stand, Inc., a Georgia Corporation.

•	Second Amendment to Lease Agreement dated as of December 1, 2002 by and between Cousins Properties Incorporated, a Georgia corporation, and Island News Stand Inc, a Georgia corporation.

•	Third Amendment to Lease Agreement dated as of January 24, 2006 by and between Cousins Properties Incorporated, a Georgia corporation, and Island News Stand Inc, a Georgia corporation.

•	Fourth Amendment to Lease Agreement dated as of February 20, 2007 by and between Cousins Properties Incorporated, a Georgia corporation, and Island News Stand Inc, a Georgia corporation.

•	Fifth Amendment to Lease Agreement dated as of March 20, 2007 by and between Cousins Properties Incorporated, a Georgia corporation, and Island News Stand Inc, a Georgia corporation.

•	Sixth Amendment to Lease Agreement dated as of September 21, 2007 by and between 250 Williams Street LLC and Island News Stand, Inc.

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The assignment and assumption of lease and amendment to lease dated as of July 16, 2008 by and among 250 Williams Street LLC, a Georgia limited liability company, Island News Stand, Inc., a Georgia corporation, and Ray P. Lewis and Mariam H. Lewis.

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The assignment and assumption of, and Eighth Amendment to, Lease Agreement dated as of February 22, 2012 by and between 250 Williams Street LLC, Ray P. Lewis and Mariam H. Lewis, and Island News Stand, Inc.

•	Ninth Amendment to Lease Agreement dated as of May 14, 2015 by and between 250 Williams Street LLC, a Georgia limited liability company, and Island News Stand Inc, a Georgia corporation.

•	Tenth Amendment to Lease Agreement dated as of June 13, 2016 by and between 250 Williams Street LLC, a Georgia limited liability company, and Island News Stand Inc, a Georgia corporation.

Level 3 Communications

•	Lease Agreement dated as of February 5, 1999 by and between The Equitable Life Assurance Society of the United States and Focal Communications Corporation.

•	First Amendment to Lease Agreement dated as of May 11, 1999 by and between The Equitable Life Assurance Society of the United States and Focal Communications Corporation.

•	Second Amendment to Lease Agreement dated as of June 27, 2003 by and between Cousins Properties Incorporated, a Georgia Corporation and Focal Communications Corporation, a Delaware corporation.

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Consent to Assignment dated as of April 20, 2004 by and between Cousins Properties Incorporated, a Georgia Corporation, Focal Communications Corporation, a Delaware corporation, and Corvis Corporation, a Delaware corporation.

•	Third Amendment to Lease Agreement dated as of May 24, 2007 by and between Cousins Properties Incorporated, a Georgia corporation and Level 3 Communications, LLC, a Delaware limited liability company.

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Fourth Amendment to Lease Agreement dated as of December 26, 2012 by and between 250 Williams Street LLC, A Georgia limited liability company, and Level 3 Communications, LLC, a Delaware limited liability company.

•	Notice to Exercise Renewal Option dated as of March 28, 2014 by Level 3 Communications, LLC (the “tenant”) to 250 Williams Street, LLC (the “landlord”)

•	Lease Agreement dated as of June 9, 1995 by and between The Equitable Life Assurance Society of the United States and Allnet Communication Services, Inc.

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First Amendment to Lease Agreement dated as of March 6, 1996 by and between The Equitable Life Assurance Society of the United States and Frontier Communications Services, Inc, a Michigan corporation: formerly known as Allnet Communication Services, Inc.

•	Second Amendment to Lease Agreement dated as of January 7, 1996 by and between The Equitable Life Assurance Society of the United States and Frontier Communications

Services, Inc, a Michigan corporation: formerly known as Allnet Communication Services, Inc.

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Third Amendment to Lease Agreement dated as of November 3, 1998 by and between The Equitable Life Assurance Society of the United States and Frontier Communications Services, Inc, a Michigan corporation.

•	Fourth Amendment to Lease Agreement dated as of December 23, 2004 by and between Cousins Properties Incorporated, a Georgia Corporation and Global Crossing Telecommunications, Inc.

•	Fifth Amendment to Lease Agreement dated as of August 18, 2005 by and between Cousins Properties Incorporated, a Georgia Corporation and Global Crossing Telecommunications, Inc.

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Sixth Amendment to Lease Agreement dated as of December 26, 2012 by and between 250 Williams Street LLC, A Georgia limited liability company, and Level 3 Communications, LLC, a Delaware limited liability company.

MCI Metro Access

•	Lease dated as of October 31, 1995 by and between The Equitable Life Assurance Society of the US and MCIMetro Access Transmission Services, Inc.

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First Amendment to lease dated as of April 21, 2003 by and between Cousins Properties Incorporated, a Georgia corporation, as successor-in-interest to the Equitable Life Assurance Society of the US and MCIMetro Access Transmission Services LLC, a Delaware limited liability company.

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Second Amendment to lease dated as of July 27, 2005 by and between Cousins Properties Incorporated, a Georgia corporation, as successor-in-interest to the Equitable Life Assurance Society of the US and MCIMetro Access Transmission Services LLC.

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Third Amendment to lease dated as of July 27, 2010 by and between 250 Williams St LLC, a Georgia Limited liability company, and MCIMetro Access Transmission Services LLC, a Delaware limited liability company.

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Fourth Amendment to lease dated as of July 8, 2013 by and between 250 Williams St LLC, a Georgia Limited liability company, and MCIMetro Access Transmission Services LLC, a Delaware limited liability company.

•	Fifth Amendment to lease dated as of December 14, 2016 by and between 250 Williams St LLC, a Georgia Limited liability company, and MCI Communications Services, Inc., a Delaware corporation.

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Fifth Amendment to lease dated as of January 5, 2016 by and between 250 Williams St LLC, a Georgia Limited liability company, and MCI Access Transmission Services LLC, a Delaware limited liability company.

National Center for Civil and Human Rights

•	Lease dated as of March 5, 2014 by and between 250 Williams St LLC and National Center for Civil and Human Rights, Inc.

Parkview Cafe

•	Lease dated as of July 12, 2005 by and between Cousins Properties Incorporated and Su Myong Kim and Kyung Geun Park, doing business as Parkview Café.

•	First Amendment to lease dated as of June 30, 2010 by and between 250 Williams St LLC, a Georgia limited liability company and Potomac Cuisinary Services, Inc., a Georgia corporation.

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Second Amendment to lease dated as of November 3, 2015 by and between 250 Williams St LLC, a Georgia limited liability company and Potomac Cuisinary Services, Inc., a Georgia corporation dba Park View Café.

TelX Atlanta

•	Lease dated as of June 30, 2016 by and between 250 Williams St LLC, a Georgia limited liability company and TelX Atlanta 2, LLC.

US South Communications (InComm)

•	Lease Agreement dated as of March 6, 1996 by and between The Equitable Life Assurance Society of the United States and US South Communications, Inc.

•	First Amendment to lease dated as of February 23, 1999 by and between The Equitable Life Assurance Society of the United States and US South Communications, Inc.

•	License and Temporary Use Agreement dated as of March 27, 2000 by and between Cousins Properties Incorporated, a Georgia corporation, and US South Communications, Inc., a Georgia Corporation.

•	Second Amendment to lease dated as of May 2, 2000 by and between Cousins Properties Incorporated and US South Communications, Inc.

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Third Amendment to lease dated as of February 13, 2002 by and between Cousins Properties Incorporated, a Georgia Corporation, as successor-in-interest to the Equitable Life Assurance Society of the United States and US South Communications, Inc., a Georgia corporation.

•	Fourth Amendment to lease dated as of December 12, 2002 by and between Cousins Properties Incorporated, a Georgia Corporation and US South Communications, Inc., a Georgia corporation.

•	Fifth Amendment to lease dated as of June 29, 2004 by and between Cousins Properties Incorporated, a Georgia Corporation and US South Communications, Inc., a Georgia corporation.

•	Sixth Amendment to lease dated as of December 1, 2004 by and between Cousins Properties Incorporated, a Georgia Corporation and US South Communications, Inc., a Georgia corporation.

•	Seventh Amendment to lease dated as of March 3, 2005 by and between Cousins Properties Incorporated, a Georgia Corporation and US South Communications, Inc., a Georgia corporation.

•	Eighth Amendment to lease dated as of November 8, 2005 by and between Cousins Properties Incorporated, a Georgia Corporation and US South Communications, Inc., a Georgia corporation.

•	Ninth Amendment to lease dated as of January 29, 2007 by and between Cousins Properties Incorporated, a Georgia Corporation and US South Communications, Inc., a Georgia corporation.

•	License and Temporary Use Agreement dated as of March 27, 2007 by and between Cousins Properties Incorporated, a Georgia corporation, and US South Communications, Inc., a Georgia Corporation.

•	Tenth Amendment to lease dated as of May 23, 2007 by and between Cousins Properties Incorporated, a Georgia corporation and US South Communications, Inc., a Georgia corporation.

•	Eleventh Amendment to lease dated as of October 8, 2007 by and between 250 Williams Street LLC, a Georgia corporation, and US South Communications, Inc., a Georgia corporation.

•	License and Temporary Use Agreement dated as of February 14, 2008 by and between 250 Williams Street, LLC, a Georgia corporation, and US South Communications, Inc., a Georgia Corporation.

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License and Temporary Use Agreement dated as of February 27, 2009 by and between 250 Williams Street, LLC, a Georgia limited liability company, and US South Communications, Inc., a Georgia Corporation.

•	License and Temporary Use Agreement dated as of August 31, 2009 by and between 250 Williams Street LLC, a Georgia Limited liability company, and US South Communications, Inc., a Georgia Corporation.

•	License and Temporary Use Agreement dated as of March 18, 2010 by and between 250 Williams Street LLC, a Georgia Limited liability company, and US South Communications, Inc., a Colorado Corporation.

•	License and Temporary Use Agreement dated as of May 26, 2010 by and between 250 Williams Street LLC, a Georgia Limited liability company, and US South Communications, Inc., a Colorado Corporation.

•	Twelfth Amendment to lease dated as of August 18, 2010 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	Thirteenth Amendment to lease dated as of January 20, 2012 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	License and temporary use agreement dated as of May 28, 2013 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	License and temporary use agreement dated as of October 2, 2013 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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First Amendment to license and temporary use agreement dated as of November 28, 2013 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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Second Amendment to license and temporary use agreement dated as of June 16, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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First Amendment to license and temporary use agreement dated as of October 16, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	License and temporary use agreement dated as of October 16, 2014 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	Fourteenth Amendment to lease dated as of April 3, 2015 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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First Amendment to license and temporary use agreement dated as of April 3, 2015 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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Third Amendment to license and temporary use agreement dated as of April 3, 2015 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	Fifteenth Amendment to lease dated as of October 26, 2015 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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Second Amendment to license and temporary use agreement dated as of April 20, 2016 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

•	Sixteenth Amendment to lease dated as of June 30, 2016 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

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Third Amendment to license and temporary use agreement dated as of September 27, 2016 by and between 250 Williams Street LLC, a Georgia limited liability company, and US South Communications, Inc., a Colorado corporation.

Verizon Wireless (MCI WorldCom)

•	Lease agreement dated as of April 12, 1994 by and between Inforum Associates, a Georgia general partnership and MFS Intelenet of Georgia, Inc., a Delaware corporation.

•	First Amendment to lease agreement dated as of July 2, 1996 by and between The Equitable Life Assurance Society of the United States and MFS Intelenet of Georgia, Inc.

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Second Amendment to lease agreement dated as of April 21, 2003 by and between Cousins Properties Incorporated, a Georgia corporation, as successor-in-interest to Inforum Associates, a Georgia general partnership, and MCI Worldcom Communications, Inc, a Delaware corporation.

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Third Amendment to lease agreement dated as of May 5, 2009 by and between Cousins Properties Incorporated, a Georgia corporation, as successor-in-interest to Inforum Associates, a Georgia general partnership, and MCI Worldcom Communications, Inc, a Delaware corporation.

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Fourth Amendment to lease agreement dated as of November 13, 2013 by and between 250 Williams Street LLC, a Georgia limited liability company, and MCI Communications Services, Inc., a Delaware corporation.